UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2006

Arena Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

000-31161

23-2908305

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121

(Address of Principal Executive Offices)   (Zip Code)

(858) 453-7200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 29, 2006, Arena Pharmaceuticals, Inc. (the “Company”) issued a press release announcing updates on its clinical programs for APD356, being developed for the treatment of obesity, and APD125, being developed for the treatment of insomnia.

APD356 (Obesity) Clinical Program Update

The Company received results from its chronic twelve and six-month pre-clinical toxicology studies of APD356, its orally administered, internally discovered drug candidate for the treatment of obesity. The toxicology studies did not demonstrate any apparent drug effect on heart valves or pulmonary vasculature, and the Company continues to expect to initiate the APD356 Phase 3 program in the second half of 2006.

APD125 (Insomnia) Clinical Program Update

The Company also received correspondence from the FDA seeking clarification of certain nonclinical issues in its IND application for APD125, which seeks approval to conduct a Phase 2 clinical trial in patients with chronic insomnia. The Company believes that the issues raised by the FDA may be resolvable using available data, but the FDA may require the Company to generate additional data. If no additional data are required, the Company believes it will be able to initiate the Phase 2 trial around mid-year. If additional data are required, the Company expects the initiation of the trial will be delayed until the fourth quarter of this year. The initiation of the Phase 2 trial is subject to the FDA’s further review and allowance.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the expected clinical trials of APD356 and APD125, and whether the FDA’s comments regarding APD125 are resolvable, and, if so, the time and effort it may require to resolve. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the FDA may not allow the Company’s planned clinical trials to proceed at the time the Company expects or at all, the results of preclinical studies or clinical trials may not be predictive of future results, the Company’s ability to partner APD356, APD125 or other of its compounds or programs, the timing, success and cost of the Company’s research, out-licensing endeavors and clinical trials, the Company’s ability to obtain additional financing, the Company’s ability to obtain and defend its patents, and the timing and receipt of payments and fees, if any, from the Company’s collaborators. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements represent the Company’s judgment as of the time of the filing of this Form 8-K. the Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2006	Arena Pharmaceuticals, Inc.,
a Delaware corporation

	By:	/s/ Steven W. Spector
Steven W. Spector
Senior Vice President, General Counsel and
Secretary